1 WSFS Financial Corporation 4Q 2023 Earnings Release Supplement January 2024 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward- looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023, September 30, 2023, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include Core Earnings Per Share (“EPS”), Core Net Income, Core Efficiency ratio, Pre-provision Net Revenue (“PPNR”), Core PPNR, PPNR to average assets ratio, Core PPNR to average assets ratio, Core Return on Assets (“ROA”), core net interest income, Core Net Interest Margin (“NIM”), Tangible Common Equity (“TCE”), tangible assets, tangible equity, Return on Tangible Common Equity (“ROTCE”), Core ROTCE, Core Fee Revenue, Core Fee Revenue ratio, tangible common book value (“TBV”), TBV excluding AOCI, coverage ratio including the remaining credit marks and excluding HTM securities, and Effective AOCI. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

Financial Highlights

$ in millions (except per share amounts)	Reported		Core[1]	
	4Q23	FY23	4Q23	FY23
EPS	$1.05	$4.40	$1.15	$4.55
ROA	1.25%	1.33%	1.36%	1.38%
Net Income[2]	$63.9	$269.2	$69.7	$278.8
PPNR %[1]	2.30%	2.24%	2.27%	2.26%
ROTCE[1]	20.83%	21.73%	22.63%	22.48%
NIM	3.99%	4.11%	3.99%	4.11%
Fee Revenue %[4]	32.8%	28.5%	30.4%	28.0%
Efficiency Ratio	55.6%	55.2%	54.5%	54.6%
ACL Ratio	1.35%	1.35%	1.35%	1.35%
Bank CET1	13.72%	13.72%	13.72%	13.72%

4Q 2023 Highlights:

- Strong customer deposit growth of $525mm or 13% (annualized)
  - Driven by $297mm increase in Trust deposits
- Record core fee revenue[1] of $78mm in the quarter, up 6% QoQ, with continued growth opportunities
  - Cash Connect® up 9% QoQ and Wealth & Trust up 7% QoQ
- Gross loans up $83mm or 3% (annualized)
  - Loan-to-deposit ratio of 77%[3]
- High-quality NIM of 3.99%; reflects our competitive deposit betas and focus on Commercial loan relationships
- Tangible common book value (TBV)[1] increased a meaningful 20% to $24 per share

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[2] Excludes net income that is attributable to noncontrolling interest
[3] Net loans / total customer deposits
[4] Tax-equivalent

3

4 4Q 2023 Notable Items $63.9 $9.5 $2.0 $5.1 $1.1 $7.1 $69.7 $50 $55 $60 $65 $70 Reported Net Income Spring EQ Sale WSFS CARES FDIC Special Assessment Other / Tax Impacts BOLI Core Net Income 4Q 2023 Adjustments Key Items Spring EQ: • Digital home equity loan partner • Recognized gain from our equity investment in conjunction with company sale • Continue loan partnership post-sale BOLI: • Surrendered $65mm of policies this quarter • Reinvestment yield more than double current BOLI yield • Removes long-term counterparty risk • Estimated earnback of +/-3.5 years WSFS CARES Foundation: • Contributed $2mm to enhance community support activities $0.10 Cumulative EPS Impact $5.8 Cumulative Net Income Impact

5 Deposits Highlights • $525mm (13% annualized) increase in ending customer deposits • 1.62% total average customer deposit cost with 31% total deposit beta • 31% noninterest deposits offsets pricing pressures • 56% of deposits from non-Consumer accounts • 86% of Trust deposits are noninterest; complements deposit strategy Average Total Customer Deposit Mix 6% 8% 10% 10% 11% 37% 37% 37% 39% 40% 20% 20% 19% 18% 18% 37% 35% 34% 33% 31% 0% 20% 40% 60% 80% 100% 4Q22 1Q23 2Q23 3Q23 4Q23 Noninterest Interest-bearing Savings/MM Time Resilient deposit base with advantageous funding mix ($ in millions) Dec 2023 Sept 2023 Dec 2022 4Q23 $ Growth Annualized % Growth Noninterest Demand $4,917 $4,913 $5,739 $4 0% Interest-bearing Demand 2,936 3,028 3,347 (92) (12%) Savings 1,610 1,681 2,162 (71) (17%) Money Market 5,175 4,560 3,731 615 54% Total Core Deposits $14,638 $14,182 $14,979 $456 13% Customer Time Deposits 1,784 1,715 1,102 69 16% Total Customer Deposits $16,422 $15,897 $16,081 $525 13% EOP Deposits by Product - 4Q23 vs 3Q23 Consumer 44% Commercial 24% Small Business 16% Trust 8% Wealth 7%Other 1% Average Customer Deposits By Business Line

6 Loan Portfolio Highlights • Total gross loan growth of $83mm or 3% annualized • Commercial: CRE driven by conversion of Construction loans to permanent; strong C&I originations were outpaced by elevated payoffs and paydowns • Over 95% of Commercial Customers have deposit and/or Wealth relationships • Consumer: growth of $55mm driven by Spring EQ; Upstart portfolio at $229mm Low loan-to-deposit ratio and relationship-driven loan portfolio Gross Loan Portfolio Composition 1 C&I loans includes Owner-Occupied Real Estate C&I Loans Commercial Mortgages (CRE) Construction Loans Commercial Leases Residential Mortgage Traditional Consumer Consumer Partnerships 30% 35% 8% 5% 7% 6% 9% ($ in millions) Dec 2023 Sept 2023 Dec 2022 4Q23 $ Growth Annualized % Growth C & I Loans1 $4,443 $4,590 $4,408 ($147) (13%) Commercial Mortgages (CRE) 3,801 3,646 3,351 155 17% Construction Loans 1,036 1,043 1,044 (7) (3%) Commercial Leases 624 606 559 18 12% Total Commercial Loans $9,904 $9,885 $9,362 $19 1% Residential Mortgage (HFS/HFI) 882 873 782 9 4% Consumer Loans 2,012 1,957 1,811 55 11% Total Gross Loans $12,798 $12,715 $11,955 $83 3% Loans - 4Q23 vs 3Q23 1

7 3 Commercial Loan Composition1 1 As defined by the North American Industry Classification System (NAICS) 2 Based on the underlying real estate collateral 3 Office portfolio excludes Medical Office CRE; additional Office portfolio details on Slide 14 2 Flex, Warehouse, Self- Storage, General Industrial, 10% Special Use & Other, 9% Medical Office, 2% Residential 1-4, 11% Residential Multi-Family, 29% Office3, 14% Retail, 25% Hotels, 12% Other Services (except Public Admin), 11% Healthcare & Social Assistance, 9% Construction, 8% Manufacturing, 7% Retail Trade, 8% Finance & Insurance, 7% Professional, Science & Tech. Services, 5% Food Services, 5% Wholesale Trade, 4% Other, 17% C&I and Owner-Occupied1 $4.4 billion CRE and Construction2 $4.8 billion Real Estate Rental and Leasing, 7% Highly diversified C&I, Owner-Occupied, CRE, and Construction Portfolios

8 Investment Portfolio High-quality investment portfolio providing consistent cashflows and borrowing capacity 1 Investment portfolio value includes market value AFS and book value of HTM 2 Weighted average duration and yield of the MBS portfolio 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information • Targeting 18% - 20% of total assets over time • Forecast cash flows of $1b+ over the next 24 months • Cashflows redeployed in higher yields • Anticipated cashflows could fund ~3.5% annualized loan growth • AOCI improved $186.7mm or 24% quarter-over-quarter Investments Investment Portfolio1 $4.91b % of Total Assets 25% Portfolio Duration2 5.8yrs Portfolio Yield2 2.40% Agency MBS/Notes % >95% AOCI ($594.0mm) Effective AOCI3,4 ($664.1mm) AFS Agency MBS Agency CMOs GNMA MBS/CMOs Agency Debent. HTM Agency MBS Munis $3.85b $1.06b 4 Effective AOCI ($664.1mm) includes AFS, HTM, and HTM unrecognized MTM; reported AOCI of ($594.0mm) $676 $618 $656 $781 $594 $0 $200 $400 $600 $800 $1,000 4Q22 1Q23 2Q23 3Q23 4Q23 M ill io ns AOCI Trend

9 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 0.35% 0.80% 1.16% 1.38% 1.62%0.46% 1.05% 1.40% 1.59% 1.83% 5.98% 6.42% 6.69% 6.81% 6.92% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Lo an Y ie ld (% ) Cu st om er D ep os it Co st (% ) Total Deposit Cost Total Funding Cost Total Loans Ex PAA Yield Deposit Betas3 Net Interest Margin Trends Top-tier NIM with favorable funding mix and competitive betas Average Deposit Cost and Loan Yield 1 Includes non-interest and interest-bearing; interest-bearing deposits include demand, money market, savings, and customer time deposits 2 Average total loans yield excludes PAA 3 Deposit betas are cumulative customer deposits for the current cycle; Federal Funds Target rates are end-of-period value 21 4.49% 4.25% 4.11% 4.08% 15% 28% 35% 39% 44% 9% 19% 23% 27% 31% 49% 53% 54% 52% 54% 4.5% 5.0% 5.3% 5.5% 5.5% -1.2% 0.8% 2.8% 4.8% 6.8% 0% 20% 40% 60% 80% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Fe de ra l F un ds T ar ge t R at e De po sit B et a Interest-bearing Dep Beta Total Dep Beta Loan Beta Fed Funds 3.99%

10 1 As of December 31, 2023 2 WSFS IRR model estimates: Static Balance Sheet / Instantaneous Rate Shocks 3 This IRR analysis only provides directional guidance for 2024, since the IRR model assumes static balance sheet and through the cycle beta Interest Rate Risk1,2 WSJ Prime @ 8.50% • Maintains asset sensitivity profile while mitigating downrate risk • ~52% of loans are variable/adjustable rate • ~95% variable rate loans indexed to SOFR & Prime • Assumes an interest-bearing deposit beta of 38% on future moves • Executing off-balance sheet hedging strategy • $750mm of floors purchased with ~4% strike price during the year • Approved for an additional $250mm of floors1 Balance Sheet Drivers Full Year Impact3 BPs change NII Impact (%) NII Impact ($) +100 5.2% $38.7mm +50 2.6% $19.3mm +25 1.3% $9.6mm Static Base -25 (1.3%) ($9.6mm) -50 (2.6%) ($19.2mm) -100 (4.9%) ($36.7mm) IRR mitigated by asset mix shift, increasing deposit beta, and hedging strategy

11 $16 $15 $15 $19 $19 $18 $18 $20 $21 $23 $31 $31 $32 $33 $36 $65 $64 $67 $73 $78 $- $10 $20 $30 $40 $50 $60 $70 $80 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Co re F ee R ev en ue ( $m m )2 Banking Cash Connect Wealth Management3 Robust Core Fee Revenue1 Well-diversified record core fee revenue of $78 million in the quarter 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Tax-equivalent basis and excludes PPP revenue 3 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets, mortgage, and other banking related fees Wealth Management: Substantial growth opportunity within Institutional Trust, BMT of DE, and Private Wealth Management Cash Connect®: Peer consolidation opportunity and high growth products including smart safes Banking: Capital Markets capabilities complements Customer relationships • 30.4% core fee revenue ratio • Increasing synergies and referral opportunities across business lines ®

12 Stable Asset Quality 1 Prior to 1Q23, NPA included accruing TDRs 2 Concentration limits are based on relationship exposure, and Tier-1 + ACL; as of December 31, 2023 3 Based on relationship’s outstanding balances 4 Defined as the sum of CRE and Construction (excluding Owner-Occupied) $462 $417 $465 $543 $556 21.44% 18.65% 20.14% 23.61% 23.44% 10% 15% 20% 25% 30% 35% 40% $300 $400 $500 $600 $700 $800 4Q22 1Q23 2Q23 3Q23 4Q23 M ill io ns Problem Assets % of Tier 1 capital plus ACL Problem Assets $43 $33 $34 $58 $76 0.22% 0.16% 0.16% 0.29% 0.37% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% $0 $20 $40 $60 $80 $100 4Q22 1Q23 2Q23 3Q23 4Q23 M ill io ns Nonperforming Assets % of Total Assets Nonperforming Assets1 $61 $101 $73 $111 $102 0.51% 0.83% 0.59% 0.87% 0.80% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% $0 $25 $50 $75 $100 $125 $150 $175 $200 4Q22 1Q23 2Q23 3Q23 4Q23 M ill io ns Delinquencies % of Gross Loans Delinquencies $4 $6 $8 $8 $10$4 $6 $5 $6 $50.26% 0.40% 0.43% 0.45% 0.46% -0.2% 0.0% 0.2% 0.4% 0.6% 0.8% $0 $4 $8 $12 $16 $20 $24 4Q22 1Q23 2Q23 3Q23 4Q23 M ill io ns Upstart/NewLane Other % of Avg. Gross Loans Net Charge-offs • Problem Assets: Flat from prior quarter • Nonperforming Assets: Modest increase due to one C&I and one CRE loan • Delinquencies: Decreased due to resolution of problem loans • Net Charge-Offs: Flat from prior quarter • 14bps excluding Upstart and NewLane portfolios 4Q 2023 Performance • 22 distinct concentration limits; all in compliance • House limit of $100mm (no relationships > limit) • 23 relationships over $50mm3; <10% gross loans • CRE4 at 220% (300% limit) • Upstart at 10% (12.5% limit) • Other Unsecured at 9% (12.5% limit) Concentration Limits2

13 ACL Ratio $150 $160 $170 $180 $190 9/30/2023 Economic Impact Net Loan Growth Migration / Other 12/31/2023 4Q 2023 ACL ($mm) ($3) $176 $8 $186 $5 1 This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2 Source: Oxford Economics as of December 2023 ACL Overview ACL and Coverage Ratio by Segment 4Q 2023 ACL Commentary 1.35% • ACL coverage ratio of 1.35%; 1.64% when including estimated remaining credit marks on the acquired loan portfolios and excluding HTM securities1 • Increased NewLane, Upstart, and Office ACL • FY GDP forecast of 2.4% in 2023 and 1.2% in 20242 • FY Unemployment forecast of 3.7% in 2023 and 4.4% in 20242 1.28% 1.15% 2.26% 1.35% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 1Q20 4Q20 3Q21 2Q22 1Q23 4Q23 ACL % By Portfolio and Total3 Commercial Consumer and Leasing Total ACL%5 ($ millions) $ % $ % $ % C&I4 $49.5 1.93% $51.7 1.96% $49.4 1.95% Owner Occupied $6.0 0.33% $7.9 0.41% $10.7 0.57% CRE Investor $21.5 0.64% $33.2 0.91% $36.1 0.95% Construction4 $7.0 0.67% $11.3 1.08% $10.8 1.04% Mortgage $4.7 0.61% $5.4 0.63% $5.5 0.63% Leases $9.9 1.77% $10.0 1.65% $15.2 2.43% HELOC & HEIL $8.7 1.34% $8.2 1.26% $8.4 1.27% Consumer Partnerships $41.1 4.28% $45.5 4.03% $47.2 4.01% Other $3.5 0.27% $2.8 0.24% $2.8 0.24% TOTAL $151.9 1.17% $176.0 1.28% $186.1 1.35% December 31, 2022 September 30, 2023 December 31, 2023 3 Percentages are over amortized cost of loans and HTM securities 4 Hotel loan balances are included in the C&I and Construction segments 5 Commercial excludes Leasing

14 $0.0 $0.1 $0.2 $0.3 $0.4 $0.5 $0.6 2024 2025 2026 2027 2028 Bi lli on s Office Multi-Family Industrial Flex Retail Single Family Other 11.8% 8.9% 8.2% 10.9% 12.6% Commercial Real Estate Portfolio 1 Inclusive of Office-related Construction 2 Office CRE portfolio excludes $98.9mm ($105.6mm exposure) of Medical Office CRE/Construction 3 Central Business District 4 Includes hotel loans and excludes non-performing loans Staggered maturities reduces repricing risk • Proactively addressing high and medium risk borrowers • 20.7% of CRE maturing in 2024 and 2025 • Reviewed all $2.5mm or larger CRE4 loans maturing in the next two years; <15% are considered elevated risk (Under 1.05 DSCR) under a stressed 7.50% interest rate scenario • $691mm with $738mm exposure2; 5.4% of gross loans • $1.8mm average loan size • 78% suburban and 22% urban; 8% of Office is in CBD3 • 14 loans over $10mm each; largest loan ~$27mm • LTV of ~60% at origination • ACL of 2.76% • 0% DLQ; 0% NCO; <1% NPA; 8% problem loans • 86% of loans include guarantor recourse Office Portfolio1 47.8% of CRE loans maturing in 2029 or after Portfolio Maturity % Volume of Maturing CRE Loans by Industry

15 Capital All capital ratios remain healthy and significantly above “well-capitalized;” Tangible book value increased $4 or 20% this quarter $24.33 $34.14 $15 $20 $25 $30 $35 4Q19 2Q20 4Q20 2Q21 4Q21 2Q22 4Q22 2Q23 4Q23 Corp. TBV and AOCI’s Impact per Share TBV/share TBV/share ex-AOCI 10.27% 9.96% 11.61% 7.52% 3.45% 0.96% 3.36% 2.02% 13.72% 10.92% 14.97% 9.54% 0% 4% 8% 12% 16% Bank CET1 Bank Leverage Bank TRBC Corp. TCE Effective AOCI Well-capitalized Reported 4Q23 Capital Ratios with Effective AOCI1 Impact 1 Effective AOCI ($664.1mm) includes AFS, HTM, and HTM unrecognized MTM; reported AOCI of ($594.0mm) 2 This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2

2024 Outlook

Full-Year Core ROA[1] Outlook of +/-1.20%
Delivering high-performing results and franchise growth

	2024 Core Outlook[1]
Loan Growth	**Mid-single digit growth;** Increase market share due to favorable market position
Deposit Growth	**Low-single digit growth;** Broad-based growth across our businesses
Net Interest Margin	**Range of 3.80% - 3.90%**; NIM expected to plateau mid-year; IB deposit beta of ~50% by year-end
Fee Revenue Growth	**Double-digit growth**; Cash Connect® and Wealth & Trust growth
Net Charge-offs	**0.50% - 0.60% of average loans;** ~35bps when excluding Upstart and NewLane
Efficiency Ratio	**+/-60%;** Continued franchise investment
Tax Rate	**Approximately 25%**

Assumes a flat interest rate environment and a soft economic landing (FY GDP of ~1%) in 2024;
See IRR slide for impact of interest rate changes on NII

[1] The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy

16

17 Non-GAAP Financial Information Appendix:

18 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, and contribution to WSFS CARES Foundation; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized/unrealized gain (loss) on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude FDIC special assessment, corporate development and restructuring expenses, and contribution to WSFS CARES Foundation; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • TBV excluding AOCI is a non-GAAP financial measure that adjusts TBV to exclude AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expenses, and contribution to WSFS CARES Foundation; • PPNR % is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR % is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period. • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Bank’s risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted average assets is a non-GAAP measure that adjusts the Bank’s average assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted tangible assets is a non-GAAP measure that adjusts risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities ; • Adjusted TCE is a non-GAAP measure that adjusts TCE to exclude unrecognized fair value losses on HTM securities; • Adjusted TCE ratio is a non-GAAP measure (i) adjusted TCE by (ii) adjusted tangible assets; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets. • Coverage ratio including the remaining credit marks and excluding HTM securities is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios and exclude the impact of HTM securities.

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)	Three Months Ended December 31, 2023	September 30, 2023	December 31, 2022
Net interest income (GAAP)	$ 178,127	$ 182,602	$ 193,886
Core net interest income (non-GAAP)	$ 178,127	$ 182,602	$ 193,886
Noninterest income (GAAP)	$ 87,205	$ 72,668	$ 64,880
Less/(plus): Unrealized gain (loss) on equity investments, net	338	(5)	(8)
Less: Realized gain on sale of equity investment, net	9,493	—	—
Plus: Visa derivative valuation adjustment	(605)	(750)	(592)
Core fee revenue (non-GAAP)	$ 77,979	$ 73,423	$ 65,480
Core net revenue (non-GAAP)	$ 256,106	$ 256,025	$ 259,366
Core net revenue (non-GAAP) (tax-equivalent)	$ 256,523	$ 256,412	$ 260,058
Noninterest expense (GAAP)	$ 147,646	$ 139,689	$ 132,903
Less: FDIC special assessment	5,052	—	—
Less: Corporate development expense	282	113	1,070
Less/(plus): Restructuring expense	557	—	(319)
Less: Contribution to WSFS CARES Foundation	2,000	—	—
Core noninterest expense (non-GAAP)	$ 139,755	$ 139,576	$ 132,152
Core efficiency ratio (non-GAAP)	54.5 %	54.4 %	50.8 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)	30.4 %	28.6 %	25.2 %

(dollars in thousands, except per share data)	Three Months Ended December 31, 2023	September 30, 2023	December 31, 2022
Calculation of tangible common equity ratio:			
Total Assets (GAAP)	$ 20,594,672	$ 20,040,992	$ 19,914,755
Less: Goodwill and other intangible assets	1,004,560	1,008,472	1,012,232
Total tangible assets (non-GAAP)	$ 19,590,112	$ 19,032,520	$ 18,902,523
Total stockholders' equity of WSFS (GAAP)	$ 2,477,636	$ 2,242,795	$ 2,205,113
Less: Goodwill and other intangible assets	1,004,560	1,008,472	1,012,232
Total tangible common equity (non-GAAP)	$ 1,473,076	$ 1,234,323	$ 1,192,881
Equity to asset ratio (GAAP)	12.03 %	11.19 %	11.07 %
Tangible common equity to tangible assets ratio (non-GAAP)	7.52 %	6.49 %	6.31 %
Calculation of tangible common book value (TBV) per share excluding AOCI:			
Total stockholders' equity of WSFS (GAAP)	$ 2,477,636	$ 2,242,795	$ 2,205,113
Total tangible common equity (non-GAAP)	$ 1,473,076	$ 1,234,323	$ 1,192,881
Less: AOCI	(593,991)	(780,711)	(675,844)
Tangible common equity ex-AOCI (non-GAAP)	$ 2,067,067	$ 2,015,034	$ 1,868,725
Number of shares of common stock outstanding (000s)	60,538	60,728	61,612
Book value per share (GAAP)	$ 40.93	$ 36.93	$ 35.79
Tangible common book value per share (non-GAAP)	$ 24.33	$ 20.33	$ 19.36
Tangible common book value per share excluding AOCI (non-GAAP)	$ 34.14	$ 33.18	$ 30.33

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Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	Three Months Ended December 31, 2023	September 30, 2023	December 31, 2022
GAAP net income attributable to WSFS	$ 63,908	$ 74,166	$ 84,449
Plus/(less): Pre-tax adjustments[1]	(1,335)	868	1,351
Plus: Tax adjustments: BOLI surrender	7,056	—	—
(Plus)/less: Tax impact of pre-tax adjustments	65	(232)	(308)
Adjusted net income (non-GAAP) attributable to WSFS	$ 69,694	$ 74,802	$ 85,492
Net income (GAAP)	$ 63,505	$ 74,263	$ 84,435
Plus: Income tax provision	29,365	22,904	28,032
Plus: Provision for credit losses	24,816	18,414	13,396
PPNR (Non-GAAP)	117,686	115,581	125,863
Plus/(less): Pre-tax adjustments[1]	(1,335)	868	1,351
Core PPNR (Non-GAAP)	$ 116,351	$ 116,449	$ 127,214
Average Assets	$ 20,319,204	$ 20,264,764	$ 19,876,322
PPNR % (Non-GAAP)	2.30 %	2.26 %	2.51 %
Core PPNR % (Non-GAAP)	2.27 %	2.28 %	2.54 %
GAAP return on average assets (ROA)	1.25 %	1.45 %	1.69 %
Plus/(less): Pre-tax adjustments[1]	(0.03)	0.02	0.03
Plus: Tax adjustments: BOLI surrender	0.14	—	—
(Plus)/less: Tax impact of pre-tax adjustments	—	(0.01)	(0.01)
Core ROA (non-GAAP)	1.36 %	1.46 %	1.71 %
Earnings per share (diluted)(GAAP)	$ 1.05	$ 1.22	$ 1.37
Plus/(less): Pre-tax adjustments[1]	(0.02)	0.01	0.02
Plus: Tax adjustments: BOLI surrender	0.12	—	—
(Plus)/less: Tax impact of pre-tax adjustments	—	—	(0.01)
Core earnings per share (non-GAAP)	$ 1.15	$ 1.23	$ 1.38

[1] Pre-tax adjustments include realized/unrealized gain/(loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, and contribution to WSFS Cares Foundation

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Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)		Three Months Ended December 31, 2023		September 30, 2023		December 31, 2022
Calculation of return on average tangible common equity:						
GAAP net income attributable to WSFS	$	**63,908**	$	74,166	$	84,449
Plus: Tax effected amortization of intangible assets		**2,976**		2,984		2,925
Net tangible income (non-GAAP)	$	**66,884**	$	77,150	$	87,374
Average stockholders' equity of WSFS	$	**2,281,076**	$	2,327,853	$	2,128,869
Less: Average goodwill and intangible assets		**1,007,136**		1,007,803		1,014,985
Net average tangible common equity	$	**1,273,940**	$	1,320,050	$	1,113,884
Return on average equity (GAAP)		**11.12 %**		12.64 %		15.74 %
Return on average tangible common equity (non-GAAP)		**20.83 %**		23.19 %		31.12 %
Calculation of core return on average tangible common equity:						
Adjusted net income (non-GAAP) attributable to WSFS	$	**69,694**	$	74,802	$	85,492
Plus: Tax effected amortization of intangible assets		**2,976**		2,984		2,925
Core net tangible income (non-GAAP)	$	**72,670**	$	77,786	$	88,417
Net average tangible common equity	$	**1,273,940**	$	1,320,050	$	1,113,884
Core return on average equity (non-GAAP)		**12.12 %**		12.75 %		15.93 %
Core return on average tangible common equity (non-GAAP)		**22.63 %**		23.38 %		31.49 %

(dollars in thousands)		Three Months Ended December 31, 2023
Calculation of effective AOCI:		
Unrealized losses on AFS securities	$	**499,932**
Unrealized losses on securities transferred from AFS to HTM		**91,523**
Unrecognized fair value on HTM securities		**72,626**
Effective AOCI (non-GAAP)	$	**664,081**
Calculation of coverage ratio including the estimated remaining credit marks and excluding HTM securities:		
Coverage ratio		**1.35 %**
Plus: Estimated remaining credit marks on the acquired loan portfolios		**0.17**
Less: HTM securities		**0.12**
Coverage ratio including the estimated remaining credit marks and excluding HTM securities (non-GAAP)		**1.64 %**

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